Related party balances and transactions	6 Months Ended
Jun. 30, 2022
Related Party Transactions [Abstract]
Related party balances and transactions

Note 12 – Related party balances and transactions

Loan Guarantee – related party

Qing Tang, the spouse of Yimin Wu, has provided real estate property as collateral of approximately $3.2 million (RMB 22,000,000) with Beijing SMEs Credit Re-guarantee Co., Ltd to secure a guarantee with Bank of Beijing for the line of credit in the amount of approximately $3.0 million (RMB 20,000,000). See Note 11 for more details.

Yimin Wu also provided a personal guarantee for the Company’s loan from China Merchants Bank during the contract period. See note 11 for details.

Yimin Wu and Qing Tang also provided personal guarantees for the Company’s loan from BOC Fullerton Bank during the contract period. See note 11 for details.